EXHIBIT 32.1

CERTIFICATION PURSUANT TOs

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Umatrin Holding Limited (the "Company"), on Form 10-Q for the period ended June 30, 2016, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Dato' Liew Kok Hong, Principal Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ended June 30, 2016, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Quarterly Report on Form 10-Q for the period ended June 30, 2016, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 22, 2016	By:	/s/ Dato' Liew Kok Hong
Dato' Liew Kok Hong
Principal Executive Officer Umatrin Holding Limited